B C CAPITAL CORP
                           201 S. Biscayne Blvd.
                                Suite 2950
                              Miami, FL 33131
                            Tel: (305) 536-8500




         THIS FINANCIAL CONSULTING AGREEMENT, made as of this 7th day of January, 1997, is by and between Delta Petroleum Corporation, a Colorado corporation (the "Company"), with its principal place of business at 3310 Anaconda Tower, 555 Seventeenth Street, Denver, Colorado 80202 and B C Capital Corp., a Florida corporation and an affiliate of Barber & Bronson Incorporated ("B C Capital"), having its principal place of business at 201 S. Biscayne Blvd., Suite 2950, Miami, Florida 33131.

                                     RECITALS:

         A. The Company is a public company with one class of equity securities publicly traded, and desires to retain B C
Capital to provide certain financial consulting services.

         B. B C Capital desires to provide certain financial consulting services to the Company in accordance with the terms and conditions contained hereinafter.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto hereby agree as follows:

         1 . Consulting Services. During the term of this Agreement, B C Capital is hereby retained by the Company to provide financial consulting services to the Company, as said services relate to corporate finance matters. B C Capital shall provide such financial consulting services as reasonably requested by the Company during the term of this Agreement, provided that nothing hereunder shall require B C Capital to devote a minimum number of hours per calendar month toward the performance of services hereunder. Unless otherwise agreed to by B C Capital, all services hereunder shall be performed by B C Capital, in its sole discretion, at its principal place of business or other offices. Notwithstanding anything contained herein to the contrary, the services to be performed by B C Capital hereunder may be performed by any employee of or Consultant to B C Capital.

         2. Term. The term of this Agreement shall be for two years commencing as of the date first written above and terminating one day prior to the 2nd anniversary hereof.
Thereafter, this Agreement shall be renewed for subsequent two year terms upon mutual agreement of the parties.




3.       Compensation.

         (a) In consideration for the performance of services hereunder, the Company hereby agrees to pay B C Capital the aggregate sum of $3,000 per month during the term of this Agreement. The initial monthly payment shall be made as of the date hereof, and each subsequent monthly payment shall be due and payable on each successive monthly anniversary of such date. The Company further hereby agrees to pay all reasonable out-of-pocket expenses incurred by B C Capital in connection with such services to be rendered hereunder. Any out-of-pocket expense in excess of $1,000 must be pre-approved by the Company. B C Capital may, from time to time, deem it to be in the best interests of the Company to retain an outside Consultant in connection with certain specific acquisitions or proposed transactions. B C Capital agrees to obtain the written consent of the Company prior to retaining such Consultant. In such event, the Company agrees to pay any and all fees and expenses of such Consultant.

         (b) In addition, the Company shall sell to the Consultant, or its designees, for an aggregate price of $100, three year warrants to purchase an aggregate of 500,000 shares of the Company's common stock, $.01 par value per share ("Common Stock"), at an exercise price of $6.125 per share (the "Consulting Warrants"). The Consulting Warrants shall vest in the following manner: (i) warrants to purchase 250,000 shares of Common Stock shall vest upon the execution of this Agreement, and
(ii) warrants to purchase 250,000 shares of Common Stock shall vest on the closing date of an equity financing in which the Company, with Barber & Bronson Incorporated acting as placement agent, realizes gross proceeds of not less than $2 million. Upon the closing of such equity financing, the term of the Consulting Warrants shall be five years, rather than three years. The Consulting Warrants may be transferable to officers, directors, consultants and shareholders of B C Capital. The Consulting Warrants shall contain the usual anti-dilution clauses and shall be non-redeemable.

         At any time during the term of the Consulting Warrants, other than a time when the Warrant Securities, as hereinafter defined, are already covered for sale or resale by an effective and current registration statement that permits the method of distribution desired by the holders thereof, B C Capital or the then holders of the then outstanding Consulting Warrants and securities issued upon the exercise of the Consulting Warrants (collectively, the "Warrant Securities"), shall have the right to require the Company (i) upon written request of a majority of the Warrant Securities, to prepare and file with the Securities and Exchange Commission one new registration statement under the Securities Act (the "Demand Registration Rights"), covering all or any portion of the Warrant Securities and to use its best efforts to obtain promptly and maintain the effectiveness thereof until the Shares are sold or until, in the opinion of counsel for the Company, such Shares may be sold without registration under the Securities Act, and (ii) to register or qualify the subject Warrant Securities for sale in any and all states reasonably requested by B C Capital or such holders. The Company shall bear all expenses incurred in the preparation and filing of such registration statement or post-effective amendment (and related state registrations, to the extent permitted by applicable law) and the furnishing of copies of the preliminary and final prospectus thereof to B C Capital or such holders of Warrant Securities, and other than any underwriting discounts or sales commissions incurred by the then holders with respect to the sale of such securities.

4.  Finder's Fee.

      In the event the Company effectuates a corporate restructuring, merger, joint venture, or acquisition to subsequent to the date hereof and on or prior to one year from the date of termination of this Agreement, irrespective of any reason for such termination
(the "Term"), and such corporate restructuring, merger, joint venture, or acquisition is effectuated as a result or consequence of any introduction made directly or indirectly by B C Capital, including without limitation, any introduction made by a third party to whom the Company was initially introduced, directly or indirectly, by B C Capital, or which corporate restructuring, merger, joint venture, or acquisition was initiated, directly or indirectly, by B C Capital, then the Company hereby agrees to pay B C Capital the following cash consideration, which payment shall be due and payable in cash on the date of any such closing with respect thereto:

         5.0% of the consideration from $1 and up to $5,000,000, plus 4.0% of the consideration in excess of $5,000,000 and up to $10,000,000, plus 3.0% of the consideration in excess of $10,000,000 and up to $15,000,000, plus 2.0% of the consideration in excess of $15,000,000 and up to $20,000,000, plus 1.0% of the consideration paid in excess of $20,000,000.

         In addition, in the event the Company plans to effectuate a corporate restructuring, merger, or acquisition (excluding: private oil & gas corporate, partnership, joint venture or leasehold/property acquisitions) during the Term, which transaction was not arranged, directly or indirectly, by B C Capital, the Company shall use B C Capital as its consultant in connection with such transaction and shall pay B C Capital a consulting fee, equal to the following percentages based upon the value of the transaction:

         2.5 % of the consideration from $1 and up to $5,000,000, plus 2.0% of the consideration in excess of $5,000,000 and up to $10,000,000, plus 1.5 % of the consideration in excess of $10,000,000 and up to $15,000,000, plus 1.0% of the consideration in excess of $15,000,000 and up to $20,000,000, plus 0.5 % of the consideration paid in excess of $20,000,000.

         For purposes of this Agreement, "consideration" shall mean the value of the transaction described herein and shall include all cash, the principal of any notes executed as part of the purchase price for such acquisition, the value, as determined by the mutual agreement of the Board of Directors of the Company and B C Capital, of any securities paid or exchanged in connection with the transaction, and the amounts of any loans or other obligations owed by the acquired entity and which are paid or assumed by the acquiring entity as part of the purchase price for the acquisition.

         In the event B C Capital agrees to assist the Company in raising capital to finance an acquisition, the parties hereto hereby agree that the compensation to be paid to B C Capital for said assistance shall be the subject of an agreement, the terms of which are to be mutually agreed to by and between the parties hereto.

         5. Right of First Refusal. For a period of three years from the date of this Agreement, the Company hereby agrees to afford Barber & Bronson Incorporated ("Barber & Bronson") the right to act as the Company's lead managing underwriter or placement agent, as the case may be, in any public offering(s) and/or and private placement(s) to be effectuated by or on behalf of the Company or any subsidiary or affiliate, on terms no less favorable than any other underwriter, broker-dealer, or placement agent, and with such compensation to be determined on a deal-by-deal basis. In the event Barber & Bronson determines not to participate in any such financing and the terms thereof are then subsequently changed in any material respect, the Company shall afford the opportunity to act as the lead managing underwriter or placement agent, as the case may be, in any such financing as modified. Notwithstanding anything contained in this Section 5 to the contrary, nothing hereunder shall obligate Barber & Bronson to participate in any such financing.

         6. Representations of the Company. The Company hereby represents and warrants that any and all information supplied hereunder to B C Capital in connection with any and all services to be performed hereunder by B C Capital for and on behalf of the Company shall be true, complete and correct as of the date of such dissemination and shall not fail to state a material fact necessary to make any of such information not misleading. The Company hereby acknowledges that the ability of B C Capital to adequately provide financial consulting services hereunder is dependent upon the prompt dissemination of accurate, correct and complete information to B C Capital. The Company further represents and warrants that this Agreement and the transactions contemplated hereunder, including the issuance of the warrants hereunder, have been duly and validly authorized by all requisite corporate action; that the Company has the full right, power and capacity to execute, deliver and perform its obligations hereunder; and that this Agreement, upon execution and delivery of the same by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

7.       Indemnification.

         (a) The Company hereby agrees to indemnify, defend and hold harmless B C Capital, its officers, directors, principals, employees, affiliates, and shareholders, and their successors and assigns from and against any and all claims, damages, losses, liability, deficiencies, actions, suits, proceedings, costs or legal expenses (collectively the "Losses") arising out of or resulting from: (i) any breach of a representation, or warranty by the Company contained in this Agreement; or (ii) any activities or services performed hereunder by B C Capital, unless such Losses were the result of the intentional misconduct or gross negligence of B C Capital or were the result of any information supplied by B C Capital; or (iii) any and all costs and expenses (including reasonable attorneys' and paralegals' fees) related to the foregoing, and as more fully described below.

         (b) If B C Capital receives written notice of the commencement of any legal action, suit or proceeding with respect to which the Company is or may be obligated to provide indemnification pursuant to this Section 7, B C Capital shall, within thirty (30) days of the receipt of such written notice, give the Company written notice thereof (a "Claim Notice"). Failure to give such Claim Notice within such thirty (30) day period shall not constitute a waiver by B C Capital of its right to indemnity hereunder with respect to such action, suit or proceeding, unless the defense thereof is prejudiced thereby. Upon receipt by the Company of a Claim Notice from B C Capital with respect to any claim for indemnification which is based upon a claim made by a third party ("Third Party Claim"), the Company may assume the defense of the Third Party Claim with counsel of its own choosing, as described below. B C Capital shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trial and appeals as may be reasonably required in connection therewith. B C Capital shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of B C Capital unless the Company shall not have with reasonable promptness employed counsel to assume the defense of the Third Party Claim, in which event such fees and expenses shall be borne solely by the Company. The Company shall not satisfy or settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of B C Capital, which consent shall not be unreasonably withheld or delayed and which shall not be required if B C Capital is granted a release in connection therewith. If the Company shall fail with reasonable promptness to defend such Third Party Claim, B C Capital may defend, satisfy or settle the Third Party Claim at the expense of the Company (but subject to its consent which shall not be unreasonably withheld). The Company shall pay to B C Capital the amount of any indemnifiable Loss hereunder within ten (10) days after written demand therefor. The indemnification provisions hereunder shall survive the termination of this Agreement.

         (c) B C Capital hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, principals employees, affiliates, and shareholders, and their successors and assigns from and against Losses arising out of or resulting from intentional or gross misconduct of B C Capital. The procedure set forth in (b) above shall also serve as the protocol to permit the Company to seek indemnification from B C Capital.

         8. Confidentiality. B C Capital agrees that all information and materials pertaining to the prior current or contemplated business of the Company are valuable and confidential assets of the Company. Such information shall include, without limitation, information relating to customer lists, bidding procedures, intellectual property, patents, trademarks, trade secrets, financing techniques and sources and such financial statements of the Company as are not available to the public. B C Capital, its officers, directors, employees, agents and shareholders shall hold all such information in trust and confidence for the Company and shall not use or disclose any such information for other than the Company's business and shall be liable for damages incurred by the Company as a result of the use or disclosure of such information by B C Capital, its officers, directors, employees, agents or shareholders for any purpose other than the Company's business, either during the term of this Agreement or after the termination or expiration thereof.

         9. Independent Contractor. It is expressly understood and agreed that B C Capital shall, at all times, act as an independent contractor with respect to the Company and not as an employee or agent of the Company, and nothing contained in this Agreement shall be construed to create a joint venture, partnership, association or other affiliation, or like relationship, between the parties. It is specifically agreed that the relationship is and shall remain that of independent parties to a contractual relationship and that B C Capital shall have no right to bind the Company in any manner. In no event shall either party be liable for the debts or obligations of the other except as otherwise specifically provided in this Agreement. B C Capital shall not have any claim under this Agreement, or otherwise against the Company for vacation pay, paid sick leave, retirement benefits, social security, worker's compensation, health, disability, unemployment insurance benefits, or other employee benefits of any kind. B C Capital
understands and agrees that:    (i) B C Capital will not be
treated as an employee of the Company for Federal tax purposes;
(ii) the Company will not withhold on B C Capital's behalf any sums for income tax, unemployment insurance, social security or any other withholding pursuant to any law or requirement of any governmental body, or make available any of the benefits afforded to employees of the Company; (iii) all of such payments, withholdings or benefits, if any, are B C Capital's sole responsibility; and (iv) B C Capital will indemnify and hold harmless the Company from any and all loss or liability arising from its failure to make such payments, withholdings and benefits, if any. In the event the Internal Revenue Service or any other governmental agency should question or challenge B C Capital's independent contractor status, the parties hereby agree that both B C Capital and the Company shall have the right to participate in any discussion or negotiation occurring with such agency or agencies, regardless of with whom or by whom such discussions or negotiations are initiated.

         10   Amendment.  No modification, waiver, amendment,
discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, executed by the party against which such modification, waiver, amendment, discharge, or change is sought.

         11.  Notices.  All notices, demands or other
communications given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by facsimile transmission or on the third calendar day after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose in the manner hereinafter set forth.

         12. Entire Agreement. This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

         13. Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         14. Construction and Enforcement. This Agreement shall be construed in accordance with the laws of the State of Florida, without application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

         15. Binding Nature. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns.

         16. Counterparts. This Agreement may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


         DELTA PETROLEUM CORPORATION,  a Colorado corporation

         By: s/Aleron H. Larson, Jr.
         Aleron H. Larson, Jr., Chief Executive Officer


         BC CAPITAL CORP., a Florida corporation

       By: s/James S. Cassel
        James S. Cassel, President